SCHEDULE 14A INFORMATION PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by Registrant [  ]
Filed by a Party other than the Registrant [X]


Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec.
240.14a-11(c) or Sec. 240.14a-12


WARWICK VALLEY TELEPHONE
COMPANY, INC.
----------------------------------------------
-------------
(Name of Registrant as Specified in its
Charter)


Lawrence J. Goldstein, Santa Monica Partners
L.P. and SMP Asset Management, LLC,
----------------------------------------------
-------------
(Name of Person(s) Filing Proxy Statement, if
Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange
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the filing fee is calculated and state how it
was determined):

(4) Proposed maximum aggregate value of
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(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date
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PROXY STATEMENT OF LAWRENCE J. GOLDSTEIN, SANTA
MONICA PARTNERS, L.P. AND SMP ASSET MANAGEMENT,
LLC, TO STOCKHOLDERS OF WARWICK VALLEY TELEPHONE
COMPANY, INC. IN OPPOSITION TO THE SOLICITATION
BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS (Scheduled to be held on April 28, 2006)

APRIL 14, 2006

This proxy statement and the enclosed GREEN proxy card are being furnished to you as a holder of common stock of record of Warwick
Valley Telephone Company, Inc. (the "Company") as of March 13, 2006 (the "Record Date"). Santa
Monica Partners, L.P., its general partner SMP
Asset Management, LLC, and the president of its general partner, Lawrence J. Goldstein
(collectively "Santa Monica") are soliciting your proxy to vote your shares at the Annual
Meeting of Shareholders of the Company scheduled for April 28, 2006 at The Harness Racing Museum and Hall of Fame, 240 Main Street, Goshen, New
York 10924 (the "Meeting").  At the Meeting,
Santa Monica will nominate two (2) candidates for election to the Company's board of directors for terms which will expire in 2007. This proxy statement solicits your vote for Santa Monica's nominees, in favor of Santa Monica's non-binding proposal to have the Company substantially increase its quarterly dividends and against the election of the three company nominees for the class of 2009. At the meeting shareholders will also consider the company's proposal to select the independent accounts. Please refer to the Company's proxy soliciting material for additional information concerning the Meeting and the matters to be considered by shareholders. This proxy statement and the enclosed GREEN proxy card are first being sent to common stockholders of the Company by mail on or about April 14, 2006.

WARWICK'S MANAGEMENT NOTIFIED SANTA MONICA THAT
IT WOULD REFUSE TO ALLOW SANTA MONICA TO
NOMINATE SANTA MONICA'S CANDIDATES AND REFUSE TO
COUNT VOTES CAST FOR SANTA MONICA'S NOMINEES ON
THE GROUNDS THAT SANTA MONICA DID NOT NOTIFY
THEM OF SANTA MONICA'S NOMINATIONS BY NOVEMBER
2005. This, of course, would have been
impossible to do, since Warwick first announced that it would hold elections for two seats for the Class of 2007 on March 24, 2006. SANTA
MONICA FILED A LAWSUIT ON APRIL 7, 2006 AGAINST
WARWICK AND ITS OFFICERS WISNER BUCKBEE AND
ZIGMUND NOWICKI, TO COMPEL THEM TO RECOGNIZE
SANTA MONICA?S NOMINEES AND COUNT SANTA MONICA?S
VOTES FOR THESE NOMINEES.  IF SANTA MONICA LOSES
ITS LAWSUIT, YOUR GREEN PROXY CARD VOTES FOR
DIRECTORS WILL NOT BE COUNTED.  IF THAT HAPPENS
AND YOU STILL WISH TO VOTE FOR DIRECTORS, YOU
WILL NEED TO VOTE ON MANAGEMENT'S PROXY CARD OR
ATTEND THE MEETING.  A HEARING ON SANTA MONICA'S
LAWSUIT IS SCHEDULED FOR APRIL 24, 2006.
HOWEVER, NO ASSURANCE CAN BE GIVEN THAT THE
LITIGIATION WILL BE RESOLVED BY THE MEETING
DATE.


How Proxies Will Be Voted



If you wish to vote FOR the election of Santa
Monica's nominees and FOR its dividend proposal, you may do so by completing and returning a GREEN proxy card. If you return a GREEN proxy card, your shares will be voted on each matter as you indicate. If you do not indicate how your shares are to be voted on a matter, they will be voted FOR the election of Santa Monica's nominees, FOR Santa Monica's proposal and AGAINST the election of the company's three nominees for the Class of 2009. Santa Monica believes that if the Company adopts its proposal to significantly increase the quarterly dividend paid to shareholders the results for shareholders will be solely positive. Larger dividends will transfer more money to for shareholders and leave less money in the hands of management which has mismanaged our company.
 The company's three nominees for the class of 2009 are part of a board which is unresponsive and antagonistic to shareholders, as evidenced by its absurd opposition to shareholders' right to vote for Santa Monica's nominees for the class of 2007. Two of the three nominees, Mr.
DeValentino and Mr. Morrow have served on the board of directors during a period of mismanagement and declining profits from operations. If you return a GREEN proxy card, you will be granting the proxy holder(s) discretionary authority to vote on any other matters that may come before the Meeting including matters relating to the conduct of the Meeting.


Voting Requirements

A quorum will exist for the election of
Directors by the holders of record if a majority of the common shareholders are present at the Annual Meeting in person or by proxy. The nominees receiving the greatest number of votes cast by the common stockholders and the preferred stockholders voting as a group will be elected directors. Abstentions and broker non-votes are not treated as votes cast and thus will have no impact on either proposal.


Revocation of Proxies

You may revoke any proxy prior to its exercise by (i) delivering a written revocation of your proxy at the Meeting; (ii) executing and delivering a later dated proxy; or (iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. There is no limit on the number of times you may revoke your proxy prior to the Meeting.
 Only your latest dated proxy will be counted.

If you have already voted on the white proxy card sent to you by management, you can change your vote by returning the green proxy card.

YOUR LAST DATED PROXY IS THE ONLY ONE THAT
COUNTS, SO RETURN THE GREEN PROXY CARD EVEN IF
YOU HAVE ALREADY DELIVERED A PRIOR PROXY. WE
URGE YOU NOT TO RETURN ANY PROXY CARD SENT TO
YOU BY THE COMPANY.


Information Concerning Santa Monica and Its
Nominees



Lawrence J. Goldstein is an investment manager and president and sole owner of SMP Asset
Management, LLC, a Delaware Limited Liability
Company which is the general partner of Santa
Monica Partners, L.P.  As of March 13, 2006,
Santa Monica beneficially owned 130,889 shares of the Company. Of that total, Santa Monica
Partners, L.P., a New York limited partnership, owns 114,689 shares. Mr. Goldstein has the power to vote and/or dispose of all such shares.
 Other clients of Lawrence J. Goldstein own
16,200 shares over which Mr. Goldstein has discretionary authority to dispose of all such shares and to vote 6,000 of such shares. Santa
Monica's nominees, M. Lynn Pike and Peter
Saulnier, own 2,837 shares and 200 shares, respectively. Mr. Pike's wife owns 102 shares, over which Mr. Pike disclaims beneficial ownership.

No participant is, or was within the past year, a party to any contract, arrangement or understandings with any person with respect to any securities of the registrant, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies. No participant or any associates of the participants have any arrangement or understanding with any person with respect to any future employment by the registrant or its affiliates; or with respect to any future transactions to which the registrant or any of its affiliates will or may be a party.

In the last two years, Santa Monica has
purchased and sold securities of Warwick. A summary of the purchases and sales appears below

Trade Date		Shares		Purchase/Sale

6/28/2005		2,000.00	Purchase
8/11/2005		-1,000.00	Sale
8/11/2005		-1,000.00	Sale
1/13/2006		1,000.00	Purchase
6/28/2005		6,000.00	Purchase
9/9/2005		6,108.00	Purchase
1/13/2006		2,000.00	Purchase
6/28/2005		5,000.00	Purchase


PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, Santa Monica intends to nominate the two individuals described below for election as directors to terms expiring in 2007. Each nominee has consented to being named in this proxy statement and to serve as a director if elected. Santa Monica does not know of any material conflicts of interest that would prevent any of its nominees from acting in the best interest of the Company. Please refer to the Company's proxy soliciting material for additional information concerning the election of directors.

1. M. Lynn Pike (Age 58) BTC Broadband, 7956
S.90th E. Av. Tulsa, Ok 74133
Mr. Pike has had a long and distinguished career in the telecom industry in executive managerial potions. He is currently
President/Chief Executive Officer of BTC
Broadband 9BTC, formerly Bixby Telephone
Company. Mr. Pike joined BTC in December
2004 as General Manager/COO.  BTC serves
Bixby, OK, the fastest growing community in Oklahoma, providing state-of -the-art voice and data services. Immediately prior thereto, Mr. Pike was the President/CEO and a member of Warwick Valley Telephone
Company's Board of Director from 2000 B
2004.



With more than 35 years experience in
various disciplines within the telecom
industry, Mr. Pike previously has held the position of Vice President/COO for Geneseo
Communications (Geneseo, IL) and was
Managing Director for United Telecom
Investments in Budaors, Hungary, where he managed the design and construction of a new digital and fiber network to serve 50,000 new customers in 70 communities in Hungary.
 Mr. Pike has a BSBA from the University of Redlands, Redlands, CA. Mr. Pike owns 2,837 shares of Warwick Valley Telephone Company common stock. His wife owns 102 shares with regard to which Mr. Pike disclaims having beneficial ownership or dispositive power.

2. Peter Saulnier (Age 45) 555 Spring Valley
Road Morristown, NJ 07960
Mr. Saulnier was Senior Vice President and
Chief Financial Officer of Country Road
Communications, LLC ("Country Road") from
2000 to 2005. Since its formation in 2000, Country Road acquired and managed five ILECs
(Independent Local Exchange Carriers) in
Maine, California, Massachusetts and West
Virginia and started a CLEC (Competitive
Local Exchange Carrier) and wholesale
telecommunications business in Maine. Prior to joining Country Road, Mr. Saulnier was the founder and Managing Director of Harding
Capital, LLC a financial advisory firm
focused on emerging and middle market
companies in technology, telecommunications, manufacturing and consumer products. From
1983 to 1999 Mr. Saulnier held positions in investment banking and mergers and acquisitions at several firms including
Smith Barney, Bear Stearns and SG Cowen.
Mr. Saulnier has BA degree in Political
Economy form Williams College and an MBA from Tuck School of Business at Dartmouth where he was elected an Edward Tuck Scholar.
 Mr. Saulnier owns 200 shares of Warwick
Valley Telephone Company.


THE SOLICITATION

For the past 24 years Lawrence J. Goldstein has been the President and founder of SMP Asset Management, LLC, the
General Partner of Santa Monica Partners, LP, and
President of Santa Monica Partners Asset Management LLC,
Santa Monica Partners Opportunity Fund LP, and Santa
Monica Partners II LP. These Investment Partnerships have a long-term value focus and are headed by professionals experienced in researching, analyzing and investing in opportunities in market segments generally overlooked or ignored by otherwise intelligent investors.
 Mr. Goldstein was a First Vice President of Drexel
Burnham Lambert and a general partner of its predecessor partnership, Burnham and Company, from 1959 to 1982. He held a variety of positions, including securities analyst, director Investment Research Department, and founder and portfolio manager of the Burnham Fund mutual fund. Mr. Goldstein has a BS in Banking and Finance from New York University and an MBA from the University of Michigan. Mr. Goldstein is a director of Advanced
Processing & Imaging and has had considerable Board experience having served as a Director of many small public companies including American Locker Group, Inc.,
FRMO Corp, Initio Inc., SBM Industries, and Starstruck
Ltd. Mr. Goldstein may be deemed to be, the beneficial owner of 130,889 shares or approximately 2.4% of Warwick
Valley Telephone Company.

Persons affiliated with or employed by Santa Monica or its affiliates may assist Santa Monica in the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of common shares for whom they hold shares of record. Santa
Monica will reimburse these organizations for their reasonable out-of-pocket expenses.

Initially, Santa Monica will bear all of the expenses related to this proxy solicitation. Because Santa Monica believes that all shareholders will benefit from this solicitation, Santa Monica intends to seek reimbursement of its expenses from the Company. Shareholders will not be asked to vote on the reimbursement of Santa Monica's solicitation expenses which have already totaled approximately $25,000, and Santa Monica estimates will total $75,000, including the cost of litigation to enforce Santa Monica's right to nominate candidates for the Board of Director's Class of 2007 and have shares voted for these candidates counted. There is no arrangement or understanding involving Santa Monica or any of its affiliates relating to future employment by or any future transaction with the Company or any of its affiliates.

Shareholders are advised to read this proxy statement carefully because it contains important information.
Investors can get my proxy statement, when available and other relevant documents, for free at the Securities and Exchange Commission's site (http://www.sec.gov). In order to ensure that each and every shareholder is given an equal opportunity to review Santa Monica's materials, Santa Monica would be glad to mail additional hard copy documents to anyone without internet access.
Mr. Lawrence Goldstein can be reached directly at (914)
833-0875.

If you have already voted on the white proxy card sent to you by management, you can change your vote by returning the green proxy card.

YOUR LAST DATED PROXY IS THE ONLY ONE THAT COUNTS.

RETURN THE GREEN PROXY CARD EVEN IF YOU HAVE
ALREADY DELIVERED A PRIOR PROXY.

WE URGE YOU NOT TO RETURN ANY PROXY CARD SENT TO YOU BY
THE COMPANY.


DATED: April 14, 2006

WARWICK VALLEY TELEPHONE COMPANY

47 MAIN STREET, WARWICK, NY 10990


THIS PROXY IS SOLICITED BY LAWRENCE J. GOLDSTEIN,
SANTA MONICA PARTNERS, L.P., AND SMP ASSET
MANAGEMENT LLC (COLLECTIVELY "SANTA MONICA"), IN
OPPOSITION TO THE SOLICITATION BY THE BOARD OF
DIRECTORS

The undersigned hereby appoints LAWRENCE J. GOLDSTEIN proxy for the undersigned, with full power and substitution, to vote all of the Common Shares, par value
$0.01, of WARWICK VALLEY TELEPHONE COMPANY owned by the undersigned at the Annual Meeting of Shareholders of Warwick Valley Telephone Company to be held at The
Harness Racing Museum and Hall of Fame, 240 Main Street,
Goshen, New York 10924 on April 28, 2006 at 2:00 p.m., local time, and at any adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  THIS
PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED.
UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES
IS SPECIFICALLY WITHHELD ACCORDING TO THE INSTRUCTIONS,
THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF M. LYNN
PIKE AND PETER SAULNIER FOR DIRECTORS "FOR" THE NON-
BINDING SHAREHOLDER PROPOSAL TO INCREASE DIVIDENDS AND
"AGAINST" THE ELECTION OF KELLY C. BLOSS, JOSEPH J.
MORROW, AND ROBERT J. DEVALENTINO. IF NO DIRECTION IS
GIVEN WITH RESPECT TO ANY OF THE MATTERS LISTED ABOVE,
THIS PROXY WILL BE VOTED IN THE MANNER RECOMMENDED ABOVE.
 IF NO DIRECTION IS GIVEN WITH REGARD TO ANY OTHER
PROPOSAL, THIS PROXY WILL BE VOTED "FOR" ANY SUCH
PROPOSAL.



(Continued and to be signed on the reverse side)



















ANNUAL MEETING OF SHAREHOLDERS OF WARWICK VALLEY TELEPHONE
COMPANY
APRIL 28, 2006
Please date, sign and mail your proxy card in the envelope provided as soon as possible

 Please mail in the envelope provided

WARWICK'S MANAGEMENT NOTIFIED SANTA MONICA THAT IT WOULD REFUSE TO ALLOW SANTA MONICA TO NOMINATE SANTA MONICA'S CANDIDATES AND REFUSE TO COUNT VOTES CAST FOR SANTA MONICA'S NOMINEES ON THE GROUNDS THAT SANTA MONICA DID NOT NOTIFY THEM OF SANTA MONICA'S NOMINATIONS BY NOVEMBER 2005. SANTA MONICA FILED A LAWSUIT ON APRIL 7, 2006 AGAINST WARWICK AND ITS OFFICERS WISNER BUCKBEE AND ZIGMUND NOWICKI, TO COMPEL THEM TO RECOGNIZE SANTA MONICA'S NOMINEES AND COUNT SANTA MONICA'S VOTES FOR THESE NOMINEES. IF SANTA MONICA LOSES ITS LAWSUIT, YOUR GREEN PROXY CARD VOTES FOR DIRECTORS WILL NOT BE COUNTED. IF THAT HAPPENS AND YOU STILL WISH TO VOTE FOR DIRECTORS, YOU WILL NEED TO VOTE ON MANAGEMENT'S PROXY CARD OR ATTEND THE MEETING. A HEARING ON SANTA MONICA'S LAWSUIT IS SCHEDULED FOR APRIL 24, 2006. HOWEVER, NO ASSURANCE CAN BE GIVEN THAT THE LITIGIATION WILL BE RESOLVED BY THE MEETING DATE. There is no assurance that the remaining directors will agree to serve with our nominees.

LAWRENCE J. GOLDSTEIN, SANTA MONICA PARTNERS, L.P., AND SMP ASSET MANAGEMENT, LLC RECOMMEND A VOTE "FOR" THE ELECTIONS OF M. LYNN PIKE AND PETER SAULNIER FOR DIRECTOR "FOR" THE NON-BINDING SHAREHOLDER PROPOSAL TO SIGNIFICANTLY INCREASE THE QUARTERLY DIVIDEND TO SHAREHOLDERS AND "AGAINST" THE ELECTION OF KELLY C. BLOSS, JOSEPH J. MORROW, AND ROBERT J. DEVALENTINO. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MAKE YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]

1.	PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE
	UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS

	FOR	ABSTAIN	AGAINST
	O	O	O

	There is no assurance that the remaining directors will agree to serve with our nominees.

2.	TO ELECT M. LYNN PIKE AND PETER SAULNIER TO SERVE AS
	DIRECTORS:

Santa Monica Recommends Voting "FOR" M. Lynn Pike and Peter
Saulnier

					FOR	ABSTAIN	     AGAINST
0  M. Lynn Pike	Until 2007		O	O		O
0  Peter SaulnierUntil 2007		O	O		O

Santa Monica Recommends Voting "AGAINST" Kelly C. Bloss,
Joseph J. Morrow and Robert J. DeValentino

					FOR	ABSTAIN	     AGAINST

0 Kelly C. Bloss	Until 2009	O	O		O
0 Joseph J. Morrow	Until 2009	O	O		O
0 Robert J. DeValentino Until 2009	O	O		O

To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle to the left of each nominee you wish to withhold.

FOR ALL NOMINEES			O
WITHHOLD AUTHORITY			O
FOR ALL EXCEPT				O


3.	PROPOSAL TO APPROVE THE SELECTION OF
	WithumSmith&Brown, P.C. AS THE COMPANY'S
        INDEPENDENT ACCOUNTANTS FOR THE
        YEAR ENDING DECEMBER 31, 2006.

	FOR	ABSTAIN	AGAINST
	O	O	   O


4.	SANTA MONICA'S NON-BINDING PROPOSAL URGING
        URGING THAT THE QUARTERLY DIVIDEND TO
	SHAREHOLDERS BE SIGNIFICANTLY INCREASED.

	FOR	ABSTAIN	AGAINST
	O	O	   O



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF
SHAREHOLDERS.
THIS PROXY REVOKES ALL PRIOR PROXIES.

Please check here if you plan to attend the meeting.    O

Signature of Shareholder ___________________________________
Date: ______________

Signature of Shareholder: ___________________________________
Date: ______________


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.